Filed Pursuant to Rule 497(e)
1933 Act File No. 033-96634
1940 Act File No. 811-09094

Leuthold Funds, Inc.

January 5, 2010

Supplement to the Prospectus dated January 31, 2009

Leuthold Select Equities Fund

Leuthold Select Industries Fund

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Merger of Leuthold Select Equities Fund into Leuthold Select Industries Fund

The Board of Directors of the Leuthold Select Equities Fund (the “Select Equities Fund”), a series of Leuthold Funds, Inc. (the “Company”), has approved a proposal for the Select Equities Fund to be acquired by the Leuthold Select Industries Fund (the “Select Industries Fund”), another series of the Company. In connection with the acquisition, all of the Select Equities Fund’s assets will be transferred to the Select Industries Fund, and shareholders of the Select Equities Fund will receive shares of the Select Industries Fund in exchange for their shares, on a tax-free basis. Effective January 31, 2010, the Select Equities Fund will be closed to investors. The acquisition does not require approval of the shareholders of the Select Equities Fund, but shareholders of the Select Equities Fund may redeem their shares prior to the acquisition. The acquisition is expected to occur in February of this year, and the expenses of the acquisition will be borne by the investment adviser to the funds.

The Company has filed a preliminary prospectus on Form N-14 with the Securities and Exchange Commission in connection with the proposed acquisition. The definitive prospectus will be sent to shareholders of the Select Equities Fund. Shareholders are urged to read the definitive prospectus when it becomes available, because it will contain important information about the proposed acquisition.

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The date of this Supplement is January 5, 2010.

Please retain this Supplement for future reference